UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 24, 2014

SaasMAX, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	000-54504	27-4636847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3254 Prospect Ave. La Crescenta, CA		91214
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(818)-249-1157

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Resignation of Independent Registered Public Accounting Firm

On November 30, 2013, SaaSMax, Inc.’s (the “Company’s”) previous auditor, Ronald R. Chadwick, P.C. (“Chadwick”), had advised the Company that he would not be completing the 2013 audit because he was retiring from SEC audit practice.

Chadwick's reports on the financial statements of the Company for the year ended December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal year ended December 31, 2012 and the subsequent interim period up to and including the date of dismissal between the Company and Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Chadwick, would have caused them to make reference to the subject matter of the disagreement in connection with Chadwick's report.

The Company has provided Chadwick with a copy of this report and has requested in writing that Chadwick provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements.  The Company has received a copy of Chadwick's letter and has filed it as an exhibit to this report.

(b)

Appointment of Independent Registered Public Accounting Firm

On February 24, 2014, the Company appointed Cutler & Co., LLC, Certified Public Accountants (“Cutler”) as its new independent registered public accounting firm.  The Company’s sole Director approved the engagement of Cutler.

The Company did not consult with Cutler during the fiscal years ended December 31, 2012 and 2011 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter of Ronald R. Chadwick, P.C. (former principal independent accountants).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAASMAX, INC.

Date: February 26, 2014

By:

/s/ Rob Rainer

Rob Rainer,

Chief Executive Officer and Chief Financial Officer

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